UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 20, 2026

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9490 NeoGenomics Way,	Fort Myers,	Florida	33912
(Address of principal executive offices)			(Zip Code)
(239) 768-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock ($0.001 par value)	NEO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of NeoGenomics, Inc. (the “Company”) filed with the Securities and Exchange Commission on July 20, 2026 (the “Original Form 8-K”). The Original Form 8-K contained a typographical error in each of Item 7.01 and Item 8.01, which incorrectly referred to the date “June 20, 2026.” The correct date in each instance is July 20, 2026, consistent with the date of the earliest event reported set forth on the cover page of the Original Form 8-K and the date of the press release furnished as Exhibit 99.1 to the Original Form 8-K.
This Amendment is being filed solely to correct those date references. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, Item 7.01 and Item 8.01 of the Original Form 8-K are amended and restated in their entirety as set forth below. Because the press release furnished as Exhibit 99.1 to the Original Form 8-K is unchanged and is not re-furnished with this Amendment, the reference to Exhibit 99.1 in Item 7.01 has been conformed to refer to the Original Form 8-K. Item 9.01 is included to reflect the exhibit filed with this Amendment.
Except as expressly set forth herein, this Amendment does not amend, modify or update any other disclosure contained in the Original Form 8-K, and this Amendment does not reflect events occurring after the filing date of the Original Form 8-K.

Item 7.01	Regulation FD Disclosure.
On July 20, 2026, NeoGenomics, Inc. (the “Company”) issued a press release in connection with the settlement agreement described in Item 8.01 below.
The information in Item 7.01 of this Current Report and in Exhibit 99.1 to the Original Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.
As previously disclosed, the Company voluntarily conducted an internal investigation that focused on the compliance of certain consulting and service agreements with federal healthcare laws and regulations, including those relating to fraud, waste and abuse. The Company voluntarily notified the Office of Inspector General of the U.S. Department of Health and Human Services (“OIG-HHS”) of the internal investigation in November 2021.
On July 20, 2026, the Company finalized a civil settlement with the U.S. Department of Justice (“DOJ”), acting on behalf of the OIG-HHS, resolving the U.S. government’s investigation concerning consulting services provided by the Company to certain health care providers, as described above. Pursuant to the terms of the settlement agreement, the Company has agreed to pay $9,813,260 to resolve the matter. As previously disclosed, as of March 31, 2026, the Company had accrued a reserve of $11.2 million for potential damages and liabilities associated with the matters identified during the course of the investigation.
The settlement agreement is neither an admission of liability by the Company nor a concession by the United States that its claims are not well founded.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits.

	99.1	Press Release of NeoGenomics, Inc. dated July 20, 2026 (previously furnished as Exhibit 99.1 to the Original Form 8-K)
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

Date:	July 22, 2026	By:	/s/ Alicia C. Olivo
		Name:	Alicia C. Olivo
		Title:	Executive Vice President, General Counsel & Secretary